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                                                                   EXHIBIT 10.39

                          LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement is entered into as of March 26, 2001, by and between CrossWorlds Software, Inc. (the "Borrower") and Silicon Valley Bank ("Bank").

1.       DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which
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may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, an Amended And Restated Loan and Security Agreement, dated September 18, 2000 and effective as of June 30, 2000 (as may be amended from time to time, the "Loan Agreement"). The Loan Agreement provides for, among other things, a Committed Revolving Line in the original principal amount of Ten Million Dollars ($10,000,000). Defined terms used but not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2.       DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by
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the Collateral as described in the Loan Agreement and the Amended & Restated
Intellectual Property Security Agreement.

Hereinafter, the above-described security documents, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents", and the Security Documents, together with the Loan Agreement and all other documents evidencing or securing the Indebtedness, shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.
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         A.       Modification(s) to Loan Agreement. The Loan Agreement modified
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                  such that at any time the sum of all outstanding Advances, plus the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), plus the FX Reserve, plus all amounts outstanding for Cash Management Services, may not exceed the lesser of the Committed Revolving Line or the Borrowing Base. Accordingly, Sections 2.1.2,
                  2.1.3, and 2.1.4 of the Loan Agreement are amended by deleting the dollar amount "$7,500,000" wherever it appears therein and inserting in each such place in those Sections the dollar amount "$10,000,000."

4.       CONSISTENT CHANGES. The Existing Loan Documents are hereby amended
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wherever necessary to reflect the changes described above.

5.       NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor
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signing below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.
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6.       CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing
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below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

         This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                              BANK:

CROSSWORLDS SOFTWARE, INC.             SILICON VALLEY BANK


By: /s/ JAMES BUDGE                    By: /s/ CHRISTOPHER WAGNER
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Name: James Budge                      Name: Christopher Wagner
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Title: CFO                             Title: SVP
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                        LEGAL OK
                           SG
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